Dreyfus High Yield Fund
Summary Prospectus May 1, 2015
Class Ticker A DPLTX C PTHIX I DLHRX

Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You can find the fund's prospectus and other information about the fund, including the statement of additional information and most recent reports to shareholders, online at www.dreyfus.com/funddocuments. You can also get this information at no cost by calling 1-800-554-4611 or by sending an e-mail request to info@dreyfus.com. The fund's prospectus and statement of additional information, dated May 1, 2015 (as revised and supplemented), are incorporated by reference into this summary prospectus.

Investment Objective

The fund seeks to maximize total return, consisting of capital appreciation and current income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in certain funds in the Dreyfus Family of Funds. More information about these and other discounts is available from your financial professional and in the Shareholder Guide section beginning on page 12 of the prospectus and in the How to Buy Shares section and the Additional Information About How to Buy Shares section beginning on page II-1 and page III-1, respectively, of the fund's Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)
	Class A	Class C	Class I
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.50	none	none
Maximum deferred sales charge (load) (as a percentage of lower of purchase or sale price)	none*	1.00	none

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class I
Management fees	.70	.70	.70
Distribution and/or service (12b-1) fees	.25	1.00	none
Other expenses	.01	.01	.01
Total annual fund operating expenses	.96	1.71	.71
Fee waiver and/or expense reimbursement**	(.01)	(.01)	(.01)
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)	.95	1.70	.70

* Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a deferred sales charge of 1.00% if redeemed within one year.

** The fund's investment adviser, The Dreyfus Corporation, has agreed to pay all of the fund's expenses, except management fees, Rule 12b-1 fees, and certain other expenses, including the fees and expenses of the independent board members and their counsel. The Dreyfus Corporation has agreed to reduce its fee in an amount equal to the fund's allocable portion of the fees and expenses of the independent board members and their counsel (in the amount of 0.01% for the past fiscal year).

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Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The Example is based on net operating expenses, which reflect the fee waiver/expense reimbursement by The Dreyfus Corporation. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$543	$739	$952	$1,564
Class C	$273	$536	$923	$2,009
Class I	$72	$224	$390	$871

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$543	$739	$952	$1,564
Class C	$173	$536	$923	$2,009
Class I	$72	$224	$390	$871

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 72.20% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in fixed-income securities that, at the time of purchase, are rated below investment grade ("high yield" or "junk" bonds) or are the unrated equivalent as determined by The Dreyfus Corporation. The fund's portfolio may include various types of fixed-income securities, such as corporate bonds and notes, mortgage-related securities, asset-backed securities, floating rate loans (limited to up to 20% of the fund's net assets) and other floating rate securities, zero coupon securities, convertible securities, preferred stock and other debt instruments of U.S. and foreign issuers.

In choosing securities, the fund's portfolio managers seek to capture the higher yields offered by junk bonds, while managing credit risk and the volatility caused by interest rate movements. The fund's investment process involves a "top down" approach to security selection. The fund looks at a variety of factors when assessing a potential investment, including the state of the industry or sector, the company's financial strength, and the company's management. The fund also looks for companies that are under-leveraged, have positive free cash flow, and are self-financing. There are no restrictions on the dollar-weighted average maturity or average effective duration of the fund's portfolio or on the maturities or durations of the individual fixed-income securities the fund may purchase. A bond's maturity is the length of time until the principal must be fully repaid with interest. Average effective portfolio maturity is an average of the maturities of bonds held by the fund directly and the bonds underlying derivative instruments entered into by the fund, if any, adjusted to reflect provisions or market conditions that may cause a bond's principal to be repaid earlier than at its stated maturity. Duration is an indication of an investment's "interest rate risk," or how sensitive a bond or the fund's portfolio may be to changes in interest rates.

The fund may, but is not required to, use certain derivatives, such as options, futures and options on futures (including those relating to securities, foreign currencies, indexes and interest rates), forward contracts, and swap agreements (including interest rate and credit default swap agreements). The fund intends to use options, futures and options on futures only as part of a hedging strategy. The fund may enter into swap agreements, such as interest rate and credit default swap agreements, which can be used to transfer the interest rate or credit risk of a security without actually transferring ownership of the security or, for credit default swaps, to customize exposure to particular corporate credit.

The fund also may invest in collateralized debt obligations (CDOs), which include collateralized loan obligations and other similarly structured securities. To enhance current income, the fund may engage in a series of purchase and sale contracts or forward roll transactions in which the fund sells a mortgage-related security, for example, to a financial institution and simultaneously agrees to purchase a similar security from the institution at a later date at an agreed upon price. The fund may also make forward commitments in which the fund agrees to buy or sell a security in the future at a price agreed upon today.

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Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

• Fixed-income market risk. The market value of a fixed-income security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates), which are at or near historic lows in the United States and in other countries. An unexpected increase in fund redemption requests, including requests from shareholders who may own a significant percentage of the fund's shares, which may be triggered by market turmoil or an increase in interest rates, could cause the fund to sell its holdings at a loss or at undesirable prices and adversely affect the fund's share price and increase the fund's liquidity risk, fund expenses and/or taxable distributions.

• Interest rate risk. Prices of bonds and other fixed-income securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect fixed-income securities and, accordingly, will cause the value of the fund's investments in these securities to decline. During periods of very low interest rates, which occur from time to time due to market forces or actions of governments and/or their central banks, including the Board of Governors of the Federal Reserve System in the U.S., the fund may be subject to a greater risk of principal decline from rising interest rates. When interest rates fall, the values of already-issued fixed-income securities generally rise. However, when interest rates fall, the fund's investments in new securities may be at lower yields and may reduce the fund's income. The magnitude of these fluctuations in the market price of fixed-income securities is generally greater for securities with longer effective maturities and durations because such instruments do not mature, reset interest rates or become callable for longer periods of time. The change in the value of a fixed-income security or portfolio can be approximated by multiplying its duration by a change in interest rates. For example, the market price of a fixed-income security with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same security would be expected to increase 3% if interest rates fell 1%. Risks associated with rising interest rates are heightened given that interest rates in the United States and other countries are at or near historic lows. Unlike investment grade bonds, however, the prices of high yield bonds ("junk") may fluctuate unpredictably and not necessarily inversely with changes in interest rates. Interest rate changes may have different effects on the values of mortgage-related securities because of prepayment and extension risks. In addition, the rates on floating rate instruments adjust periodically with changes in market interest rates. Although these instruments are generally less sensitive to interest rate changes than fixed rate instruments, the value of floating rate loans and other floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates.

• Credit risk. Failure of an issuer of a security to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of the security, can cause the security's price to fall, lowering the value of the fund's investment in such security. The lower a security's credit rating, the greater the chance that the issuer of the security will default or fail to meet its payment obligations. Failure of an issuer or guarantor of a fixed income security, or the counterparty to a derivatives transaction, to make timely interest or principal payments or otherwise honor its obligations could cause the fund to lose money.

• High yield securities risk. High yield ("junk") securities involve greater credit risk, including the risk of default, than investment grade securities, and are considered predominantly speculative with respect to the issuer's ability to make principal and interest payments. The prices of high yield securities can fall in response to bad news about the issuer or its industry, or the economy in general, to a greater extent than those of higher rated securities.

• Mortgage-related securities risk. Mortgage-related securities are complex derivative instruments, subject to credit, prepayment and extension risk, and may be more volatile, less liquid, and more difficult to price accurately, than more traditional fixed-income securities. The fund is subject to the credit risk associated with these securities, including the market's perception of the creditworthiness of the issuing federal agency, as well as the credit quality of the underlying assets. Although certain mortgage-related securities are guaranteed as to the timely payment of interest and principal by a third party (such as a U.S. government agency or instrumentality with respect to government-related mortgage-backed securities) the market prices for such securities are not guaranteed and will fluctuate. Declining interest rates may result in the prepayment of higher yielding underlying mortgages and the reinvestment of proceeds at lower interest rates can reduce the fund's potential price gain in response to falling interest rates, reduce the fund's yield or cause the fund's share price to fall (prepayment risk). Rising interest rates may result in a drop in prepayments of the underlying mortgages, which would increase the fund's sensitivity to rising interest rates and its potential for price declines (extension risk).

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• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically, even during periods of declining interest rates. Investments that are illiquid or that trade in lower volumes may be more difficult to value. The market for below investment grade securities may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline. Investments in foreign securities, particularly those of issuers located in emerging markets, tend to have greater exposure to liquidity risk than domestic securities. No active trading market may exist for some of the floating rate loans in which the fund invests and certain loans may be subject to restrictions on resale. Because some floating rate loans that the fund invests in may have a more limited secondary market, liquidity risk is more pronounced for the fund than for mutual funds that invest primarily in other types of fixed-income instruments or equity securities.

• Derivatives risk. A small investment in derivatives could have a potentially large impact on the fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value. Certain types of derivatives, including swap agreements, forward contracts and other over-the-counter transactions, involve greater risks than the underlying obligations because, in addition to general market risks, they are subject to illiquidity risk, counterparty risk, credit risk and pricing risk.

• Floating rate loan risk. Unlike publicly traded common stocks which trade on national exchanges, there is no central place or exchange for loans to trade. The lack of an active trading market for certain floating rate loans may impair the ability of the fund to realize full value in the event of the need to sell a floating rate loan and may make it difficult to value such loans. There may be less readily available, reliable information about certain floating rate loans than is the case for many other types of securities, and the fund's portfolio managers may be required to rely primarily on their own evaluation of a borrower's credit quality rather than on any available independent sources. The value of collateral, if any, securing a floating rate loan can decline, and may be insufficient to meet the issuer's obligations in the event of non-payment of scheduled interest or principal or may be difficult to readily liquidate. The floating rate loans in which the fund invests typically will be below investment grade quality and, like other below investment grade securities, are inherently speculative. As a result, the risks associated with such floating rate loans are similar to the risks of below investment grade securities, although senior loans are typically senior and secured in contrast to other below investment grade securities, which are often subordinated and unsecured.

• Issuer risk. A security's market value may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services, or factors that affect the issuer's industry, such as labor shortages or increased production costs and competitive conditions within an industry.

• Market sector risk. The fund may significantly overweight or underweight certain companies, industries or market sectors, which may cause the fund's performance to be more or less sensitive to developments affecting those companies, industries or sectors.

• Leverage risk. The use of leverage, such as borrowing money to purchase securities, engaging in reverse repurchase agreements, lending portfolio securities, entering into futures contracts and engaging in forward commitment transactions, may magnify the fund's gains or losses.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund's Class A shares from year to year. The table compares the average annual total returns of the fund's shares to those of a broad measure of market performance. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Sales charges, if any, are not reflected in the bar chart, and if those charges were included, returns would have been less than those shown. More recent performance information may be available at www.dreyfus.com.

Year-by-Year Total Returns as of 12/31 each year (%) Class A
Best Quarter Q2, 2009: 11.32% Worst Quarter Q4, 2008: -14.16%

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After-tax performance is shown only for Class A shares. After-tax performance of the fund's other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns (as of 12/31/14) Class
	1 Year	5 Years	10 Years
Class A returns before taxes	-3.06%	6.38%	5.65%
Class A returns after taxes on distributions	-5.52%	3.52%	2.77%
Class A returns after taxes on distributions and sale of fund shares	-1.71%	3.67%	3.01%
Class C returns before taxes	-0.17%	6.58%	5.33%
Class I returns before taxes	1.64%	7.61%	6.37%
BofA Merrill Lynch U.S. High Yield Master II Constrained Index reflects no deduction for fees, expenses or taxes	2.51%	8.85%	7.62%
Portfolio Management

The fund's investment adviser is The Dreyfus Corporation (Dreyfus). Chris Barris and Kevin Cronk, CFA are the fund's primary portfolio managers, positions they have held since October 2010 and September 2012, respectively. Mr. Barris is head of global high yield and a senior portfolio manager at Alcentra NY, LLC (Alcentra), an affiliate of Dreyfus. Mr. Cronk is co-head of U.S. credit, a senior credit analyst and a portfolio manager at Alcentra. Messrs. Barris and Cronk also are employees of Dreyfus.

Purchase and Sale of Fund Shares

In general, the fund's minimum initial investment is $1,000 and the minimum subsequent investment is $100. You may sell (redeem) your shares on any business day by calling 1-800-DREYFUS (inside the U.S. only) or by visiting www.dreyfus.com. If you invested in the fund through a third party, such as a bank, broker-dealer or financial adviser, or in a 401(k) or other retirement plan, you may mail your request to sell shares to Dreyfus Institutional Department, P.O. Box 9882, Providence, Rhode Island 02940-8082. If you invested directly through the fund, you may mail your request to sell shares to Dreyfus Shareholder Services, P.O. Box 9879, Providence, Rhode Island 02940-8079. If you are an Institutional Direct accountholder, please contact your BNY Mellon relationship manager for instructions.

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, 401(k) plan or other tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

This prospectus does not constitute an offer or solicitation in any state or jurisdiction in which, or to any person to whom, such offering or solicitation may not lawfully be made.

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